j2 Global Reports First Quarter 2011 Results

Achieves Record Quarterly Revenues, Pre-Tax Income and Free Cash Flow

LOS ANGELES—May 5, 2011—j2 Global Communications, Inc. [NASDAQGS:JCOM] today reported financial results for the first quarter ended March 31, 2011

FIRST QUARTER 2011 RESULTS

Non-GAAP Revenues(1) increased 39% to a quarterly record $83.7 million compared to $60.3 million in Q1 2010. GAAP revenues were $73.4 million for Q1 2011, also a quarterly record.

Non-GAAP net earnings per diluted share(4) increased 36% to $0.60 compared to $0.44 in Q1 2010. GAAP net earnings per diluted share was $0.66 for Q1 2011 and $0.39 for Q1 2010.

Free cash flow(5) for Q1 2011 was a quarterly record $38.2 million, inclusive of $1.9 million, net of tax, in acquisition-related exit costs, compared to $34.2 million for Q1 2010.

The Company ended the quarter with $126.7 million in cash and investments.

Key financial results for first quarter 2011 versus first quarter 2010 are as follows:

	Q1 2011	Q1 2010	% Change
Non-GAAP Revenues(1)	$83.7 million	$60.3 million	38.8%
GAAP Revenues	$73.4 million	$60.3 million	21.7%
Non-GAAP Net Earnings per	$0.60	$0.44	36.4%
Diluted Share(2)
GAAP Net Earnings per Diluted	$0.66	$0.39	69.2%
Share(3) (4)
Free Cash Flow(5)	$38.2 million	$34.2 million	11.7%

(1)	In the first quarter of 2011, the Company made a change in estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual remaining service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash increase to deferred revenues of $10.3 million with an equal offset to revenues.

(2)	The estimated Non-GAAP effective tax rate was approximately 26.2% for Q1 2011 and 28.7% for Q1 2010.

(3)	The estimated GAAP effective tax rate was approximately (36%) for Q1 2011 and 28.5% for Q1 2010. The Q1 2011 GAAP rate was reduced by the reversal of approximately $14.1 million related to uncertain income tax positions as a result of the expiration of applicable statutes of limitations.

(4)	For Q1 2011, Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, certain acquisition-related integration costs, the reversal of uncertain income tax positions due to expiration of statutes of limitations and the impact of the change in estimate referenced in note (1) above, in each case net of tax. For Q1 2010, Non-GAAP earnings per diluted share excludes share-based compensation and certain acquisition-related costs, in each case net of tax.

(5)	Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share-based compensation.

“I am very pleased with our Q1 financial performance, as we exceeded our own expectations for revenues, operating income, operating margin and earnings per share, net of the impact of the one-time, non-cash, change in estimate, all while making substantial progress in integrating our most recent acquisitions,” said Hemi Zucker, j2 Global’s chief executive officer. “I am also excited about our robust organic growth during the quarter, with the addition of nearly 25,000 net DIDs and the continued management of our churn rate, which decreased from 2.7% last quarter to 2.6% for the current quarter.”

BUSINESS OUTLOOK

j2 Global is reaffirming its previously issued financial estimates for fiscal 2011 of revenues between $320 to $340 million and Non-GAAP net earnings per diluted share between $2.21 to $2.42, exclusive in each case, where applicable, of between $9 - $11 million of share-based compensation expense, between $5 - $8 million of acquisition-related transition costs and the impact of the one-time, non-cash, change in estimate referenced above.

It is anticipated that the normalized tax rate for 2011 (exclusive of the release of certain FIN 48 reserves) will be between 28% and 30%.

About j2 Global Communications
Founded in 1995, j2 Global Communications, Inc. provides outsourced, value-added messaging and communications services to individuals and businesses around the world. j2 Global’s network spans more than 4,300 cities in 49 countries on six continents. The Company offers Internet fax, voice and email solutions. j2 Global markets its services principally under the brand names eFax®, eVoice®, FuseMail®, Campaigner®, KeepItSafe® and Onebox®. As of December 31, 2010, j2 Global had achieved 15 consecutive fiscal years of revenue growth. For more information about j2 Global, please visit www.j2global.com.

Contact:
Jeff Adelman
j2 Global Communications, Inc.
323-372-3617
press@j2global.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2011 financial performance. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding messaging and communications, including but not limited to the imposition or increase of taxes or regulatory-related fees; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2010 Annual Report on Form 10-K filed by j2 Global on February 28, 2011, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements provided in this press release and particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2011 financial performance are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these statements.

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

	MARCH 31,	DECEMBER 31,
	2011	2010
ASSETS
Cash and cash equivalents	$106,916	$64,752
Short-term investments	16,894	14,035
Accounts receivable,
net of allowances of $3,353 and $2,588, respectively	17,639	17,423
Prepaid expenses and other current assets	12,817	15,196
Deferred income taxes	4,096	4,096

Total current assets	158,362	115,502

Long-term investments	2,893	8,175
Property and equipment, net	13,535	13,567
Goodwill	277,362	281,848
Other purchased intangibles, net	104,406	99,954
Deferred income taxes	13,013	12,967
Other assets	548	610

TOTAL ASSETS	$570,119	$532,623

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$25,119	$25,112
Income taxes payable	550	1,798
Deferred revenue	28,277	16,938
Liability for uncertain tax positions	1,127	13,471
Deferred income taxes	573	573

Total current liabilities	55,646	57,892

Liability for uncertain tax positions	24,862	24,391
Deferred income taxes	17,573	15,293
Other long-term liabilities	3,288	3,302

Total liabilities	101,369	100,878

Commitments and contingencies	—	—

Stockholders' Equity:
Preferred stock	—	—
Common stock	539	537
Additional paid-in capital	169,616	164,769
Treasury stock	(112,671)	(112,671)
Retained earnings	411,661	381,145
Accumulated other comprehensive loss	(395)	(2,035)

Total stockholders' equity	468,750	431,745

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$570,119	$532,623

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED MARCH 31,
	2011	2010
Revenues
Subscriber	$72,868	$59,547
Other	516	733

Total revenue	73,384	60,280

Cost of revenues (including share-based compensation of $244 and
$329 for the three months of 2011 and 2010, respectively)	15,792	10,266

Gross profit	57,592	50,014

Operating expenses:

Sales and marketing (including share-based compensation of
$348 and $491 for the three months of 2011 and 2010,
respectively)	15,511	11,152

Research, development and engineering (including share-based compensation of $147 and $220 for the three months of 2011 and
2010, respectively)	4,772	2,909

General and administrative (including share-based compensation of $1,466 and $1,901 for the three months of 2011 and 2010,
respectively)	14,242	11,494

Total operating expenses	34,525	25,555

Operating earnings	23,067	24,459

Interest and other income (expense), net	(327)	192

Earnings before income taxes	22,740	24,651

Provision for income taxes	(8,195)	7,015

Net earnings	$30,935	$17,636

Basic net earnings per common share	$0.69	$0.40

Diluted net earnings per common share	$0.66	$0.39

Basic weighted average shares outstanding	45,093,127	44,250,521

Diluted weighted average shares outstanding	46,558,543	45,421,180

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN THOUSANDS)

	THREE MONTHS ENDED MARCH 31,
	2011	2010
Cash flows from operating activities:
Net earnings	$30,935	$17,636
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation and amortization	5,109	3,968
Amortization of discount or premium of investments	102	—
Share-based compensation	2,205	2,941
(Excess tax benefit) tax deficiency from share-based compensation	(679)	406
Provision for doubtful accounts	970	482
Deferred income taxes	(47)	(110)
Decrease (increase) in:
Accounts receivable	(1,681)	(81)
Prepaid expenses and other current assets	(687)	924
Other assets	83	16
(Decrease) increase in:
Accounts payable and accrued expenses	(143)	774
Income taxes payable	2,450	5,088
Deferred revenue	11,157	491
Liability for uncertain tax positions	(11,873)	1,527
Other	252	626
Net cash provided by operating activities	38,153	34,688

Cash flows from investing activities:
Sales of available-for-sale investments	3,600	—
Purchases of available-for-sale investments	(1,243)	(33,875)
Purchases of property and equipment	(625)	(86)
Acquisition of businesses, net of cash received	324	(10,237)
Purchases of intangible assets	(1,142)	(2,692)
Net cash provided by (used in) investing activities	914	(46,890)

Cash flows from financing activities:
Repurchases of common stock and restricted stock	(1,091)	(613)
Issuance of common stock under employee stock purchase plan	38	28
Exercise of stock options	2,600	327
Excess tax benefit (tax deficiency) from share-based compensation	679	(406)
Net cash provided by (used in) financing activities	2,226	(664)

Effect of exchange rate changes on cash and cash equivalents	871	(536)

Net increase (decrease) in cash and cash equivalents	42,164	(13,402)
Cash and cash equivalents at beginning of period	64,752	197,411
Cash and cash equivalents at end of period	$106,916	$184,009

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications: (1) elimination of the impact to revenues resulting from a change in estimate of deferred revenue, (2) elimination of share-based compensation expense for 2011 and 2010; (3) elimination of payroll taxes associated with share-based compensation, (4) elimination of certain acquisition and related exit costs and (5) elimination of income tax expense associated with change in estimate of deferred revenue, share-based compensation and associated payroll taxes, certain acquisition and related exit costs and the change to our liability of uncertain tax position due to expiration of statutes of limitations. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-cash or non-ordinary course transactions.

THREE MONTHS ENDED MARCH 31, 2011					THREE MONTHS ENDED MARCH 31, 2010
Reported		Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber (1)	$72,868	$10,325	(1)	$83,193	$59,547	$-		$59,547
Other	516	-		516	733	-		733

Total revenue	73,384	10,325		83,709	60,280	-		60,280

Cost of revenues (2), (3), (4)	15,792	(571)	(2), (3), (4)	15,221	10,266	(329)	(2)	9,937

Gross profit	57,592	10,896		68,488	50,014	329		50,343

Operating expenses:
Sales and marketing (2), (3), (4)	15,511	(1,094)	(2), (3), (4)	14,417	11,152	(491)	(2)	10,661
Research, development and engineering (2), (3), (4)	4,772	(787)	(2), (3), (4)	3,985	2,909	(220)	(2)	2,689
General and administrative (2), (3), (4)	14,242	(2,312)	(2), (3), (4)	11,930	11,494	(2,031)	(2), (4)	9,463

Total operating expenses	34,525	(4,193)		30,332	25,555	(2,742)		22,813

Operating earnings	23,067	15,089		38,156	24,459	3,071		27,530

Interest and other income (expense), net	(327)	-		(327)	192	-		192

Earnings before income taxes	22,740	15,089		37,829	24,651	3,071		27,722

Provision for income taxes (5)	(8,195)	18,096	(5)	9,901	7,015	944	(5)	7,959

Net earnings	$30,935	$(3,007)		$27,928	$17,636	$2,127		$19,763

Diluted net earnings per share	$0.66			$0.60	$0.39			$0.44

Diluted weighted average shares outstanding	46,558,543			46,558,543	45,421,180			45,421,180

(1) Change in estimate of deferred revenue		$10,325				$-

(2) Share-based compensation expense:
Cost of revenues		$(244)				$(329)
Sales and marketing		(348)				(491)
Research, development and engineering		(147)				(220)
General and administrative		(1,466)				(1,901)
		$(2,205)				$(2,941)

(3) Payroll taxes associated with share-based compensation
Cost of revenues		$(6)				$-
Sales and marketing		(6)				-
Research, development and engineering		(5)				-
General and administrative		(31)				-
		$(48)				$-

(4) Acquisition and exit costs:
Cost of revenues		$(321)				$-
Sales and marketing		(740)				-
Research, development and engineering		(635)				-
General and administrative		(815)				(130)
		$(2,511)				$(130)

(5) Income tax adjustment, net impact of the items above
Change in estimate of deferred revenue		$2,707				$-
Share-based compensation expense		670				907
Payroll taxes associated with share-based compensation		12				-
Acquisition and exit costs		648				37
Change in uncertain income tax position due to
expiration of statutes of limitations		14,059				-
		$18,096				$944

j2 Global Communications, Inc.
Free Cash Flows
(in Thousands)
	Q1	Q2	Q3	Q4	YTD
2011
Net cash provided by operating activities	$38,153				$38,153
Less: Purchases of property and equipment	(625)				(625)
Add: Excess tax (deficiency) benefit from share-based compensation	679				679
Free cash flows*	$38,207	$-	$-	$-	$38,207

* Free cash flows were negatively impacted by $1.4 million due to severance and other exit costs for Q1 2011.

2010
Net cash provided by operating activities	$34,688	$12,317	$27,147	$22,233	$96,385
Less: Purchases of property and equipment	(86)	(495)	(692)	(569)	(1,842)
Add: Excess tax (deficiency) benefit from share-based compensation	(406)	374	196	(102)	62
Add: IRS settlement*	-	14,223	-	-	14,223
Free cash flows**	$34,196	$26,419	$26,651	$21,562	$108,828

* Free cash flows of $26.4 million for Q2 2010 were before the effects of our IRS settlement. In the second quarter, we successfully settled our audit for transfer pricing for the years of 2004 to 2008 for $14.2 million, which was fully accrued for in prior periods. Taking this settlement into consideration, our free cash flow for the quarter was $12.2 million.

** Free cash flows were negatively impacted by $3.0 million due to severance and other exit costs for Q4 2010.

2009
Net cash provided by operating activities	$31,152	$20,362	$26,469	$23,850	$101,833
Less: Purchases of property and equipment	(721)	(217)	(767)	(1,546)	(3,251)
Add: Excess tax benefit (deficiency) from share-based compensation	5	2,718	403	(63)	3,063
	$30,436	$22,863	$26,105	$22,241	$101,645